THE GABELLI MATHERS FUND
                              FIRST QUARTER REPORT
                                 MARCH 31, 2001

                                            [PHOTO OF HENRY VAN DER EB OMITTED.]

                                                           HENRY VAN DER EB, CFA

TO OUR SHAREHOLDERS,

    Relentless selling knocked U.S. stock prices down hard during the first quarter of 2001, despite the Federal Reserve's aggressive 11/2 point reduction in the Federal funds interest rate from 61/2% to 5%. The Nasdaq, shown on the chart below, has declined a stunning 67% from its 5049 March 2000



                        STOCK BUBBLES AND DISCOUNT RATES

[CHART OMITTED.]

This chart was prepared for the Gabelli Mathers Fund by Topline Investment Graphics, Boulder, CO. A hard copy is available by calling the Gabelli Mathers Fund at 800-962-3863. The chart is divided into three section. The first of the three charts shows the Dow Jones Industrial Average from its 1920 level of approximately 115 to its 1929 high of 381 to its 1931 low of 41. Below the Dow Jones Industrial Average, for the same time period, is the Federal Discount Rate percentage ranging from a high of 7% in 1929 to a low of 1.5% in 1931. Note that stock prices fell while interest rates declined.

The second of the three charts shows the Tokyo Nikkei from its 1983 level of approximately 11,000 to a 1989 high of 38,916 to a decline to 14,309 in 1991 followed by an increase to approximately 22,500 and a decline to 11,820 in 2001. Below the Tokyo Nikkei, for the same time period, is the Japanese Discount Rate percentage ranging from a high of 6% in 1991 to a low of 0.25% in 2001. Note that stock prices fell while interest rates declined.

The third of the three charts shows the Nasdaq Composite from its 1990 level of approximately 500 to a 1999 high of 5,049 followed by a decline to 1,639 noted with a question mark. Below the Nasdaq Composite, for the same time period, is the Federal Discount Rate percentage ranging from a high of 7% in 1990 to a low of 3% in 1992 rates peaked again in 2000 at 6% and declined to 4% through March 2001. The March 2001 Federal Discount Rate is 4%. The chart poses a question as to whether a decline in the discount rate will prevent stock prices from falling further.


    "PRIVATE  CAPITAL MARKETS CAN FUNCTION  PROPERLY ONLY IF INVESTORS BEAR
    THE COSTS OF THEIR BAD DECISIONS AND BAD LUCK ... GOVERNMENTS OR INTERNATIONAL FINANCIAL INSTITUTIONS SHOULD NOT ENDEAVOR TO SHIELD INVESTORS FROM LOSS." ALAN GREENSPAN, FEDERAL RESERVE CHAIRMAN -- JULY
    12, 2000
precedent-shattering top one year ago, an equivalent drop which took the Nikkei eleven years and the Dow two years to accomplish, each from their respective 1989 and 1929 historic bubble tops.

    The U.S. equity investment climate changed abruptly for the worse during the first quarter as corporate profits continued to deteriorate. The collapse of technology stocks and the Nasdaq is sending shock waves throughout the global financial system, with their ripple effects still in the early stages of impact. Investors are currently confronted with a very high degree of uncertainty regarding the outlook for corporate fundamentals, and hence, the appropriate valuations for stocks.

    For the first time in 25 years, the combined growth rate of the world's two largest economies, the U.S. and Japan, which together contribute about 45% of global GDP, is close to recession levels. However, the current debate about whether the U.S. economy, as measured by GDP, is about to enter a recession is lost on the stock market, which is instead focused on the U.S. corporate profits recession. Earnings and revenue estimates for a broad range of companies and industries have been falling faster than interest rates and it is these stocks - particularly those with excessive growth expectations and valuations - that have declined the most in the opening months of 2001.

    Stocks,   currently  in  an  overdue  contra-trend  rally,  continue  to  be historically overvalued relative to the U.S. economy (see chart below) and are unlikely to start a new bull market from these levels.

           U.S. STOCK MARKET CAPITALIZATION AS PERCENT OF NOMINAL GDP

[CHART OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS.

This chart was prepared for the Gabelli Mathers Fund by Topline Investment Graphics, Boulder, CO. A hard copy is available by calling the Gabelli Mathers Fund at 800-962-3863. The line is the ratio of stock market capitalization to nominal GDP. The chart's X-axis represents years, from 1926 through 2001 and its Y-axis shows percentage points, from 1 to 185. The average, since 1926, has been 53.2% and is represented with a dashed horizontal line. The high points (August 1929, 81.4%; November 1968, 77.7%; December 1972, 78.0% and March 2000, 181.4%)
were all followed by severe bear markets. The March 2001 value is 127%.


    MANIAS TOP OUT WHEN THE FALSE CONFIDENCE THAT PRICES WILL CONTINUE TO RISE INDEFINITELY IS BROKEN AND THE DECLINE TYPICALLY ENDS BELOW THE STARTING POINT OF THE INITIAL ADVANCE

INVESTMENT PERFORMANCE

    The Gabelli Mathers Fund total return for the three-month and one-year periods ended March 31, 2001 was 2.49% and 5.95% vs. declines of (11.86)% and (21.68)% for the Standard & Poor's 500 Index, (7.99)% and (8.04)% for the Dow Jones Industrial Average, and (25.51)% and (59.75)% for the Nasdaq Composite, respectively.

    The Gabelli Mathers Fund closed at its all-time high net asset value per share of $12.35 (dividend adjusted) on March 30th. By earning a positive return during the high-risk first three months of 2001 and for calendar 2000, the Fund has gained significant relative performance when compared to various benchmark stock market indices, particularly the Nasdaq Composite. In similar fashion, the Fund gained relative performance during the market declines which occurred in '87, '90 and '98. The Fund will be celebrating its 36th anniversary on August 19th of this year.

    The Fund's tax loss carryforward from prior years is expected to offset any net realized portfolio capital gains in 2001, as was the case in 2000. Capital gains realized on investments in 2002 and future years are also expected to be offset until the carryforward is either used up or expires.

HARD LANDING - U.S. CORPORATE PROFITS

    On April 18th, in response to soaring corporate layoffs and falling profits, a clearly anxious U.S. Federal Reserve Board reduced the Fed funds interest rate (see chart below) by 1/2 point to 41/2%.


               FINANCIAL CRISES & SHORT-TERM INTEREST RATES

[CHART OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS.

This chart was prepared for the Gabelli Mathers Fund by the Bank Credit Analyst showing the financial crises and the U.S. Federal Funds Rate over a 33-year period ending in March 2001. A hard copy is available by calling the Gabelli Mathers Fund at 800-962-3863. The financial crises noted are: 1970 Penn Central, 1974 Franklin National, 1980 Silver Bubble, 1982 Drysdale Securities Mexico Default, 1984 Continental Illinois, 1990 Savings & Loan, 1994 Mexican Peso, 1997 Pac Rim, 1998 Asian LTCM/Russian Default and the 2001 Corporate Profit Crisis. Each was followed by a major easing of Federal Fund Rates.

    ALL MAJOR FED EASING CYCLES IN THE PAST 30 YEARS WERE PRECEDED BY SOME TYPE OF FINANCIAL CRISIS

This was the second time this year the Fed has shown rare urgency by unexpectedly lowering interest rates between regularly scheduled FOMC meetings. The message is clear, the Fed is now


              THE BUBBLE IN STOCKS: AN HISTORICAL PERSPECTIVE

[GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS.

Contained here in paper format is a chart reflecting the Standard & Poor's 500 stock index adjusted for inflation. The X-axis reflects the years from 1871 through March 2001 and its Y-axis is on a logarithmic scale and extends from 15 to 260. The long-term least squares trend line from 1871 through March 2001 is also on the chart indicated by a dotted line. The chart was prepared by the Bank Credit Analyst. A hard copy is available by calling the Gabelli Mathers Fund at 800-962-3863. The chart is a line chart with monthly data and shows the extreme overvaluation (measured as the divergence above the trend line) in the S&P 500 Index.

Also contained within the chart is a table of data as follows:

S&P 500                    PRICE             DIVIDEND           P/E
1928 - 2001                BOOK               YIELD %           RATIO
-----------                ----              --------           -----
5 Major Bottoms             0.9                7.14               7.8
Long-term Average           1.9                3.82              14.7
6 Major Tops                2.4                2.94              20.2
------------

Sep. '29 Top                3.6                2.86              21.1
Aug. '87 Top                2.5                2.58              22.9
Jul. '99 *                  7.5                1.18              37.0
March '00 Top               7.3                1.10              31.7
March '01                   5.8                1.34              22.8

* Record Overvaluation


intent on flooding the financial system with liquidity in an attempt to lift consumer confidence, reflate stock prices, and revive economic growth before the accelerating forces of economic contraction tip the U.S. and foreign economies into a global recession. The outcome of this effort is quite uncertain because a unique mixture of anti-growth headwinds will likely deter stocks and the economy from reacting as fast and favorably to lower short-term interest rates as in the past. Today's post technology bubble environment includes: global excess capacity and weak pricing power for goods and services, rising long-term interest rates, over-leveraged consumers and corporations, a record U.S. balance of payments deficit, overpriced stocks (see chart above), weak capital spending and profits, surging layoffs, and high energy costs. At best, a prolonged period of weak growth is ahead.

                                             Sincerely,

                                             /s/ HENRY VAN DER EB
                                             HENRY VAN DER EB, CFA
                                             President and Portfolio Manager
April 28, 2001

WWW.GABELLI.COM

    Please visit us on the Internet. The Gabelli home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can e-mail us at info@gabelli.com.

MINIMUM INITIAL INVESTMENT

    The Fund's minimum initial investment is $1000 for regular and $250 for all retirement accounts, with no subsequent minimums. No initial minimum is required for accounts starting an Automatic Investment Plan. The Gabelli Mathers Fund and other Gabelli Mutual Funds are available through no-transaction fee programs at many major discount brokerage firms.

            GROWTH OF $10,000 INVESTMENT IN GABELLI MATHERS FUND
                             LOGARITHMIC CHART

[GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS.

          '65         10,000        10,000
                      13,055        10,473
                      16,966        10,964
                      20,761        11,319
                      31,845        13,135
          '70         29,085        11,991
                      34,789        13,920
                      41,111        15,340
                      34,470        16,415
                      26,544        14,316
          '75         24,801        13,319
                      34,413        17,089
                      40,462        17,040
                      47,848        16,232
                      59,529        19,483
          '80         72,145        20,673
                     117,937        28,914
                      88,039        25,175
                     123,180        36,256
                     125,863        39,448
          '85        141,248        46,842
                     190,164        64,498
                     233,831        81,427
                     256,019        74,639
                     290,411        88,145
          '90        310,050       105,108
                     348,299       120,254
                     359,823       133,483
                     377,050       153,772
                     377,670       156,027
          '95        374,252       180,282
                     385,305       238,107
                     389,815       285,297
                     399,048       422,236
                     385,409       500,741
          '00        409,375       590,594
                     433,720       462,548



PERCENT AVERAGE ANNUAL RETURNS *
                                      1 YR         2 YRS       3 YRS      5 YRS      10 YRS    35 YRS **
                                      ----         -----       -----      -----      ------    ---------
   GABELLI MATHERS FUND                5.95         6.08        2.82       2.40        2.21       11.16
   Standard & Poor's 500             (21.68)       (3.89)       3.05      14.18       14.42       11.36

    * All periods ended 3-31-01. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The S&P 500 Index is an unmanaged index of stock market performance. ** From commencement of investment operations on August 19, 1965.

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period covered in this report. The manager's views are subject to change at any time based on market and other conditions. (2) The Standard & Poor's 500, the Dow Jones Industrial Average and the Nasdaq Composite are unmanaged indicators of stock market performance. Except for the Nasdaq Composite, the performance figures shown include the reinvestment of dividends.

THE GABELLI MATHERS FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                   MARKET
   SHARES                                                          VALUE
  --------                                                        -------
                 COMMON STOCKS -- 5.0%
                 AGRICULTURE
      1,000      Agribrands International Inc.+ ..........       $   53,980
                                                               ------------
                 BROADCASTING
        500      Citadel Communications Corp.+ ...........           12,437
                                                               ------------
                 ELECTRONICS
        500      Coherent Inc.+ ..........................           17,750
                                                               ------------
                 ENTERTAINMENT
      1,000      Fairfield Communities Inc.+ .............           15,970
    120,000      Liberty Media Group, Cl. A+ .............        1,680,000
                                                               ------------
                                                                  1,695,970
                                                               ------------
                 FINANCIAL SERVICES
        500      H.D. Vest Inc.+ .........................           10,219
                                                               ------------
                 PUBLISHING
        500      Harcourt General Inc. ...................           27,835
                                                               ------------
                 RETAIL
    840,000      OfficeMax Inc.+ .........................        3,150,000
                                                               ------------
                 SPECIALTY CHEMICALS
      1,000      du Pont de Nemours (E.I.) & Co. .........           40,700
                                                               ------------
                 TELECOMMUNICATIONS
      1,000      Cable & Wireless plc, ADR ...............           20,600
                                                               ------------
                 TOTAL COMMON STOCKS                              5,029,491
                                                               ------------
  PRINCIPAL
    AMOUNT
   ---------
                 U.S. GOVERNMENT OBLIGATIONS -- 77.3%
$78,000,000      U.S. Treasury Bills,
                   4.41% to 5.82%++,
                   due 04/26/01 to 06/28/01                      77,477,883
                                                               ------------
------------------------
+   Non-income producing security.
++  Represents annualized yield at date of purchase.

  PRINCIPAL                                                         MARKET
   AMOUNT                                                            VALUE
  --------                                                          -------
                 REPURCHASE AGREEMENTS -- 15.5%

$ 5,000,000      Agreement with ABN AMRO,
                  5.20%, dated 03/30/01, due 04/02/01,
                  proceeds at maturity $5,002,167 (a)          $  5,000,000

  3,000,000      Agreement with Barclays Capital,
                  5.15%, dated 03/30/01, due 04/02/01,
                  proceeds at maturity $3,001,288 (b)             3,000,000

  2,498,346      Agreement with State Street
                  Bank & Trust Co.,
                  5.27%, dated 03/30/01, due 04/02/01,
                  proceeds at maturity $2,499,443 (c)             2,498,346

  5,000,000      Agreement with Warburg Dillion Reed,
                  5.27%, dated 03/30/01, due 04/02/01,
                  proceeds at maturity $5,002,196 (d)             5,000,000
                                                               ------------

                 TOTAL REPURCHASE AGREEMENTS                     15,498,346
                                                               ------------

                 TOTAL INVESTMENTS -- 97.8%
                   (Cost $99,809,483)                            98,005,720

                 OTHER ASSETS AND
                   LIABILITIES (NET) -- 2.2%                      2,153,674
                                                               ------------

                 NET ASSETS -- 100.0%                          $100,159,394
                                                               ============
------------------------
                                                                  MARKET
                                          SHARES    PROCEEDS      VALUE
                                          ------    --------      ------
  SECURITIES SOLD SHORT -- 0.4%

  COMMON STOCK
  International Paper Co.                 10,000    (349,488)   (360,800)
                                                     -------     -------
------------------------
(a) Collateralized by U.S. Treasury Bond, 7.00%, due 07/15/06, market value $5,106,093.
(b) Collateralized by U.S. Treasury Bond, 6.00%, due 02/15/26, market value $3,060,000.
(c) Collateralized by U.S. Treasury Bond, 5.50%, due 05/15/09, market value $2,551,223.
(d) Collateralized by U.S. Treasury Note, 6.875%, due 05/15/06, market value $5,100,925.

--------------------------------------------------------------------------------


     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
--------------------------------------------------------------------------------

     WHO ARE WE?

          The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

          If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

     [BULLET] INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     [BULLET] INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

          We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission.
     They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

          We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

--------------------------------------------------------------------------------

                            THE GABELLI MATHERS FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI AFTER 6:00 P.M.)

                                BOARD OF TRUSTEES
   Mario J. Gabelli, CFA                           Karl Otto Pohl
   CHAIRMAN AND CHIEF                              FORMER PRESIDENT
   INVESTMENT OFFICER                              DEUTSCHE BUNDESBANK
   GABELLI ASSET MANAGEMENT INC.

   Felix J. Christiana                             Anthony R. Pustorino
   FORMER SENIOR VICE PRESIDENT                    CERTIFIED PUBLIC ACCOUNTANT
   DOLLAR DRY DOCK SAVINGS BANK                    PROFESSOR, PACE UNIVERSITY

   Anthony J. Colavita                             Werner J. Roeder, MD
   ATTORNEY-AT-LAW                                 MEDICAL DIRECTOR
   ANTHONY J. COLAVITA, P.C.                       LAWRENCE HOSPITAL

   Vincent D. Enright                              Jack O. Vance
   FORMER SENIOR VICE PRESIDENT                    MANAGING DIRECTOR
   AND CHIEF FINANCIAL OFFICER                     MANAGEMENT RESEARCH INC.
   KEYSPAN ENERGY CORP.

   Jon P. Hedrich                                  Henry G. Van der Eb, CFA
   FORMER PRESIDENT AND PARTNER                    PRESIDENT AND CHIEF
   STEINER DIAMOND INSTITUTIONAL                   EXECUTIVE OFFICER
   SERVICES                                        THE GABELLI MATHERS FUND

   Robert E. Kohnen                                Anthonie C. van Ekris
   FORMER VICE PRESIDENT AND                       MANAGING DIRECTOR
   INVESTMENT MANAGER                              BALMAC INTERNATIONAL, INC.
   PROTECTION MUTUAL INSURANCE

                         OFFICERS AND PORTFOLIO MANAGER
   Henry G. Van der Eb, CFA                        Anne E. Morrissy, CFA
   PRESIDENT AND                                   EXECUTIVE VICE PRESIDENT
   PORTFOLIO MANAGER

   Bruce N. Alpert                                 James E. McKee
   EXECUTIVE VICE PRESIDENT                        SECRETARY
   AND TREASURER

   Heidi M. Stubner                                Edith L. Cook
   VICE PRESIDENT                                  VICE PRESIDENT

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP
--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Mathers Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB1726Q101SR


                                            [PHOTO OF MARIO J. GABELLI OMITTED.]

THE
GABELLI
MATHERS
FUND



                                                           FIRST QUARTER REPORT
                                                                 MARCH 31, 2001